UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 26, 2010

PHARMACEUTICAL PRODUCT DEVELOPMENT, INC.

(Exact name of registrant as specified in its charter)

North Carolina

(State or other jurisdiction of incorporation)

0-27570	56-1640186
(Commission File Number)	(IRS Employer ID Number)

929 North Front Street, Wilmington, North Carolina 28401
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (910) 251-0081

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A is being filed to amend Exhibit 99.3 contained in the original Form 8-K filed on October 26, 2010 to provide additional information included in the GAAP/non-GAAP reconciliation presentation posted on the website of Pharmaceutical Product Development, Inc. Except as otherwise noted, no other changes have been made to the original Form 8-K, and this Form 8-K/A does not modify or update any other information in the original Form 8-K.

Item 2.02.	Results of Operations and Financial Condition.

On October 26, 2010, Pharmaceutical Product Development, Inc., or PPD, issued a press release announcing its financial and operating results for the three months and nine months ended September 30, 2010. A copy of the press release is attached hereto as Exhibit 99.1. In addition, PPD posted on its website a business segment presentation and a GAAP/non-GAAP reconciliation presentation. Copies of these presentations are attached hereto as Exhibits 99.2 and 99.3.

The information in this Form 8-K (including Exhibits 99.1, 99.2 and 99.3) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated October 26, 2010 announcing its financial and operating results for the three months and nine months ended September 30, 2010 (incorporated by reference to Exhibit 99.1 in the Form 8-K as filed with the Securities and Exchange Commission on October 26, 2010).

99.2	Business segment review presentation (incorporated by reference to Exhibit 99.2 in the Form 8-K as filed with the Securities and Exchange Commission on October 26, 2010).

99.3	GAAP/non-GAAP reconciliation presentation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

PHARMACEUTICAL PRODUCT DEVELOPMENT, INC.

Date: October 27, 2010	/S/ DANIEL G. DARAZSDI
Daniel G. Darazsdi,
Chief Financial Officer